SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:  October 10, 2011

(Date of earliest event reported)

XECHEM INTERNATIONAL, INC.

(Exact name of registrant as specified in the charter)

Delaware	0-23788	22-3284403
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1550 Main Street, Suite A3
Windsor, CO  80550

(Address of Principal Executive Offices)

(970) 377-9554

Registrant’s telephone number including area code)

New Brunswick Technology Center
100 Jersey Avenue, Building B, Suite 310
New Brunswick, New Jersey 08901-3279

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events

Change of trading Symbol
On October 7, 2011, the ‘Q’ was removed from the trading symbol of XKEMQ.PK changing it to XKEM.PK.  The "Q" designation is used to indicate reorganization under the Bankruptcy Code.  On August 24, 2011, all right, title, and interest to any and all assets of Xechem International, Inc. (the “Company”) and Xechem, Inc. where sold at auction, including any and all right, title and interest to Xechem (India) Pvt. Limited and Xechem Pharmaceuticals Nigeria Limited.  For further information, see case no. 08-30512 in the United States Bankruptcy Court, Northern District of Illinois (Eastern Division).

Xechem International, Inc. and Ministry of Health, Federal Republic of Nigeria.
In July 2002 the Company formed Xechem Pharmaceuticals Nigeria Limited ("Xechem
Nigeria"). On July 18, 2002, the Company signed an exclusive worldwide license agreement (the “Agreement”) with the National Institute of Pharmaceutical Research and Development (Federal Ministry of Health) the Federal Republic of Nigeria, for the manufacture, marketing, distribution and sales of NIPRISAN(TM), a botanical (the “Botanical”) for the treatment of Sickle Cell Disease. The Minister of Health, A.B.C. Nwosu, signed the Agreement in his capacity as Minister of Health of Nigeria.

The Agreement stated there were “…related patents and foreign counterpart patents thereof, and totaling forty-six (46) patents world-wide….”, and the Licensor warranted that “…  LICENSED PATENTS are, each and every one, valid and enforceable in their respective jurisdictions, and that LICENSOR has maintained and shall maintain the validity and enforceability of the said PATENT RIGHTS for the term of this AGREEMENT.”

Documents filed during the Bankruptcy proceedings of the Company disclosed licensed patents had been abandoned, and were no longer valid and enforceable, before the Agreement was signed on July 18, 2002, and therefore there were not “forty-six (46) patents world-wide” , as the Agreement stated, when the Agreement was signed on July 18, 2002.  The Company paid licensing fees and royalty payments to the National Institute of Pharmaceutical Research and Development, and the Company invested substantial sums of money in the development of the Botanical, all under written representations contained in the Agreement signed by The Minister of Health, A.B.C. Nwosu, in his capacity as Minister of Health of Nigeria.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements

None

(b)	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XECHEM INTERNATIONAL, INC.

Date: October 17, 2011	By:	/s/ Stephen F Burg
	Name:	Stephen F Burg
	Title:	Corporate Secretary

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